                                                                   EXHIBIT 10-32

1999 SVIP-A MEASURES




CATEGORY                MEASURE
                                                                  WEIGHT                         TARGETS
                                                                               LEVEL 1           LEVEL 2             LEVEL 3

FINANCIAL               DETROIT EDISON EPS                         30%          $2.91             $2.77                N/A
                        Interpolate between Level 1 and 2                                        (budget)


                        TOTAL O&M AND CAPITAL BUDGET               10%     $1.530 Billion     $1.561 Billion           N/A
                                                                                                 (budget)


EMPLOYEE FOCUS          CORPORATE SAFETY LWDC                      10%            8                 15                 21
                                                                              (top 5%)          (top 10%)         (5 yr avg top
                                                                                                                    quartile)


CUSTOMER SATISFACTION   OVERALL RESIDENTIAL CUSTOMER               15%           88%               87%                 86%
                        SATISFACTION                                                                             (top quartile)


LEADERSHIP INITIATIVE   MINORITY SUPPLIER EXPENDITURES -            5%          6.0%               5.5%               5.0%
                        PERCENT OF TOTAL EXPENDITURES


                        DIVERSITY - INCREASE THE NUMBER OF          5%     Minorities 26%     Minorities 22%       CEO/Board's
                        MINORITIES  AND WOMEN IN BANDS 6                      Women 30%         Women 25%       discretion based on
                        THROUGH 10 BY ATTAINING PLACEMENT RATE                                                    opportunities
                        TARGETS (TARGETS COVER BOTH PROMOTIONS
                        AND NEW HIRES)


CATEGORY      MEASURE
                                                          WEIGHT                               TARGETS
                                                                              LEVEL 1           LEVEL 2             LEVEL 3


              GALLUP SURVEY - PERCENT PARTICIPATION          5%                 70%               60%                   50%


              GALLUP SURVEY - RESULTS ON "OPINIONS
              COUNT" SURVEY QUESTION                        10%                2.93               2.84                 2.76
                                                                                                                  (baseline 2.68)


Y2000         Y2000                                         10%                             Board discretion on
                                                                                               level achieved